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                       SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  July 26, 2001
                Date of Report (Date of Earliest Event Reported)



                             HEWLETT-PACKARD COMPANY
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             (Exact name of registrant as specified in its charter)





        DELAWARE                    1-4423                   94-1081436
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(State or other jurisdiction      (Commission             (I.R.S. Employer
      of incorporation)           File Number)           Identification No.)



                    3000 HANOVER STREET, PALO ALTO, CA 94304
              (Address of principal executive offices) (Zip code)


                                 (650) 857-1501
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

     On July 26, 2001, Hewlett-Packard Company ("HP") issued a press release entitled "HP Updates Guidance; Announces 6,000 Job Cuts" that is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 Press release entitled "HP Updates Guidance; Announces 6,000 Job Cuts" dated July 26, 2001.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      HEWLETT-PACKARD COMPANY


Date: July 26, 2001                   By:  /s/ CHARLES N. CHARNAS
                                           -----------------------------------
                                      Name:  Charles N. Charnas
                                      Title: Assistant Secretary and Senior
                                             Managing Counsel



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                          INDEX TO EXHIBITS FILED WITH
                THE CURRENT REPORT ON FORM 8-K DATED JULY 26, 2001

  Exhibit                              Description
-----------   ----------------------------------------------------------------
    99.1       Press release entitled "HP Updates Guidance; Announces 6,000 Job
               Cuts" dated July 26, 2001.